EXHIBIT 99.1

Security Capital Assurance Ltd
Structured Finance Investor Call

August 3, 2007

Fundamental strength

in triple-A rated

financial guarantee

insurance and

reinsurance

Important Notice

This presentation provides certain information regarding Security Capital Assurance Ltd (SCA).  By accepting this presentation, the recipient agrees that it will use, and it will cause its directors, officers, employees, agents, professional advisors and representatives to use, the information herein for internal purposes only and will not divulge any such information to any other person.  Any reproduction of this information, in whole or in part, is prohibited.

This presentation includes forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements.  All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements.

We believe that these factors include, but are not limited to, the following:

changes in rating agency policies or practices, including adverse changes to the financial strength or financial enhancement ratings of any or all of our operating subsidiaries;

ineffectiveness or obsolescence of our business strategy, due to changes in current or future market conditions or other factors;

the performance of our invested assets or losses on credit derivatives;

availability of capital (whether in the form of debt or equity) and liquidity (including letter of credit facilities);

the timing of claims payments being faster or the receipt of reinsurance recoverables being slower than anticipated by us;

increased competition on the basis of pricing, capacity, terms or other factors;

greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events, than our underwriting, reserving or investment practices anticipate based on historical experience or industry data;

developments in the world’s financial and capital markets that adversely affect the performance of our investments and our access to such markets;

changes in, or termination of, our ongoing reinsurance agreements with XL Capital Ltd or FSA;

changes in regulation or tax laws applicable to us or our customers or suppliers such as our reinsurers;

changes in the rating agencies’ views on third-party inward reinsurance;

changes in the availability, cost or quality of reinsurance or retrocessions, including a material adverse change in the ratings of our reinsurers or retrocessionaires;

changes with respect to XL Capital Ltd (including changes in its ownership percentage in us) or our relationship with XL Capital Ltd;

changes in accounting policies or practices or the application thereof;

changes in the officers of our company or our subsidiaries;

legislative or regulatory developments;

changes in general economic conditions, including inflation, interest rates, foreign currency exchange rates and other factors; and

the effects of business disruption or economic contraction due to war, terrorism or natural or other catastrophic events

The information herein provides a general summary of SCA and its business and does not purport to be a complete description of the company or its financial condition.

Certain simplifications and approximations were made to such information to facilitate the calculations herein.  Accordingly, neither SCA nor any of its respective affiliates makes any representations or warranties, express or implied, as to the accuracy or completeness of the information contained herein (or the validity, completeness or accuracy of assumptions underlying any estimates contained herein), nor assumes any duty to update or revise any of the statements contained herein, whether as a result of new information, future developments or otherwise.

Agenda

Overview

Credit Overview

Product Underwriting

Residential Mortgage Backed Securities

Collateralized Debt Obligations

Collateralized Loan Obligations

Surveillance Overview

Mark-to-Market Accounting

Questions and Answers

Wrap Up

Overview

We will focus today on RMBS, ABS CDOs (including CDOs of
CDOs), and CLOs

SCA underwrites to a zero loss target to avoid severe credit losses

SCA’s surveillance function monitors exposures and remediates deals as necessary

Transactions in credit derivative form are marked to market in accordance with GAAP

SCA’s view is that negative marks have been caused by credit spread widening, not credit deterioration, and will revert to zero over time

The financial guarantee business is not subject to margin calls or collateral requirements

Opportunities exist in this market to write solid credits, at attractive premium rates, on a selective basis

SCA’s triple-A ratings remain central to our business

Other Products,

$94.9, 68%

CLO, $13.5, 9%

Subprime, $2.1,

1%

Other CDOs,

$10.9, 8%

Alt A, $1.6, 1%

ABS CDO, $14.7,

10%

Prime, $4.9, 3%

Breakdown of SCA Portfolio by type of Collateral*

Overall SCA Portfolio
$142.6 Bn Net Par Insured Par Outstanding as of 6/30/07

* Amounts shown in billions.

Total insured portfolio is $142.6 billion net par outstanding

CLO, CDO, and RMBS exposures are part of a diversified insured portfolio

$152

7%

$807

38%

$891

42%

$285

13%

RMBS Aggregate Exposure by Credit Rating
$8.6 Bn Net Insured Par Outstanding as of 6/30/07

Subprime RMBS*

($2.1 Bn, Weighted Average AA+)

AAA

A-

AA+

AA-

* Amounts shown in millions.

bbb-

10%

bbb

56%

aaa

1%

aa-

6%

a

3%

bbb+

24%

Alt A RMBS

Prime RMBS Credit Ratings

AAA

($1.6 Bn, Wtd. Avg. AAA, 100% AAA)

($4.9 Bn, Wtd. Avg. BBB+)

AAA**

$37.8 Bn, 96.8%

BBB

$10 million, 0.0%

BIG

$4 million, 0.0%

A

$0.3 Bn, 0.8%

AA

$0.9 Bn, 2.4%

*   Based on S&P ratings, if available, and internal SCA ratings if no S&P rating is available.

**  Also includes exposure considered to be “super senior” where the underlying deal credit support exceeds the triple-A guidelines set by Moody’s and Standard & Poor’s by a multiple of at least 1.3x

Distribution of Ratings of CDO Exposure*
Wtd. Avg. Rating of ‘AAA’

Overall CDO Portfolio
$39.1 Bn Net Insured Par Outstanding as of 6/30/07

SCA’s Underwriting Approach

Underwriting is independent of rating agencies and extensive

Combine qualitative and quantitative analysis

Don’t rely exclusively upon rating agency opinions – perform our own analysis

More conservative assumptions than rating agencies in most cases

Require sufficient protection designed to cover us in severe situations for CDOs and subprime RMBS

Select strong CDO managers and RMBS sellers/servicers

Team approach

Multi-disciplinary group of structured finance experts work on each deal

Senior Credit Officers –

specialized by asset type

oversee underwriting of all deals

Quantitative Analysts – independent from deal teams

All deals must be approved by XLCA Credit Committee

Residential Mortgage Backed Securities

RMBS Aggregate Exposure by Collateral Type
$8.6 Bn Net Insured Par Outstanding as of 6/30/07*

Subprime (2nd Lien),

$0.75, 8.7%

Prime (1st Lien) /

Home Improvement

$0.08, 1%

Alt-A (1st Lien)

$1.57, 18%

Prime (2nd Lien)

$1.01, 13%

HELOC (Prime)

$3.70, 43%

Subprime (1st Lien)

$1.39, 16%

* Amounts shown in billions.

RMBS exposure is diversified by product type

RMBS Borrower Profiles

Prime (FICO >700)

Alt-A (high FICO, but non-standard product types)

Subprime (FICO <640, high DTI (Debt to Income Ratio), blemished credit)

Underwriting Approach to RMBS

RMBS Key Risks

Poor collateral performance, especially with 2006 vintage

Inadequate servicing of loans

Originator and servicer insolvencies

Risk Mitigation

Appropriate attachments

Due diligence on originators/servicers – we select for established, strong entities

Conservative analysis of expected collateral losses with extensive stress analysis performed

Deals must survive multiples of expected losses

Active surveillance

RMBS Collateral Analysis

Collateral analysis is performed at individual loan level

Conservative assumptions are combined to construct expected loss forecasts

Layered risks are taken into account

We then seek a multiple of protection over the conservative forecast

Incorporate effect of FICO deterioration (20 point drop) and immediate nationwide housing decline (20%) in stress scenarios

Multiple scenarios, stressing all assumptions including interest rates and prepayment rates

Example: Subprime Transaction

Derive Loss Estimate:

Base default rate = sum of maximum default
rates for any year from 1996- 2004 for LTV
(Loan To Value Ratio)/FICO bucket for each
loan in pool

Base Default increased to account for risk
layering (hypothetical example)

16.00%

Risk Factors

2.00%

DTI

2.75%

Reduced
Documentation

1.45%

Investor

0.20%

2nd Home

0.50%

90 to 95% LTV

Stated income

1.60%

95 to 100% LTV

Stated income

0.50%

1st time home buyer

25.00%

Default

45.00%

Loss Severity

11.25%

Expected Loss

Exp
Default

SCA’s Underwriting Adjusts For Market Conditions

Example: SCA has increased required credit enhancement for
sub-prime RMBS

Following table shows weighted averages for SCA’s sub-prime
RMBS business

* As modeled at deal inception. Subordination buildup will strengthen coverage multiples over the life of each deal.

SCA Orgination

Year

% of Total

SCA Base

Case

Losses

Total Loss

Deal Can

Take*

SCA

Loss

Coverage

Before 2006

34%

5.2%

18.3%

3.5x

2006

0

N/A

N/A

N/A

2007

66%

10.4%

26.2%

2.7x

RMBS Aggregate Exposure by Vintage
$8.6 Bn Net Insured Par Outstanding as of 6/30/07*
(By year of origination)

*   Amounts shown in billions.

** 50.5% of the collateral backing the 2007 transactions was originated in 2006.

$0.00

$0.50

$1.00

$1.50

$2.00

$2.50

$3.00

$3.50

$4.00

$4.50

Alt-A

Sub-Prime

Prime

Alt-A

$0.00

$0.00

$0.00

$0.34

$0.99

$0.31

Sub-Prime

$0.00

$0.00

$0.41

$0.33

$0.00

$1.39

Prime

$0.01

$0.00

$0.41

$0.50

$3.06

$0.81

2002

2003

2004

2005

2006

2007

**

RMBS Structural Protections

Main forms of “first loss” protection

Excess spread

Over collateralization

Subordination

Other structural protections

Sequential payment in first three years before step-down

Protection increases through capture of excess spread

After step-down date, triggers divert additional cash flow to senior bonds if collateral performance suffers

Initial Structure

Target Structure

Excess Spread

O/C 7.5%

Subordination 4%

AAA Wrapped

Bonds

88.5%

Excess Spread

O/C 15%

Subordination 8%

AAA Wrapped

Bonds

77%

Structural Diagram of a Mortgage Transaction

Enhancement builds as principal repayments

and excess spread pay down wrapped bonds first

RMBS Credit Enhancement Build Up

0%

5%

10%

15%

20%

25%

30%

35%

Subprime

Alt A

HELOCs

2nd Liens

Original CE

Current CE

Buildup of Credit Enhancement on Recent Deals (’06-’07)

0%

20%

40%

60%

80%

100%

Subprime

Alt A

HELOCs

Original CE

Current CE

Buildup of Credit Enhancement on Pre-2006 Deals

CDO Overview

Sector Breakdown of CDO Portfolio by Type of Collateral

Overall CDO Portfolio
$39.1 Bn Net Insured Par Outstanding as of 6/30/07

37.6%

6.6%

34.4%

6.6%

9.9%

4.9%

CLO

ABS*

IG Corporate

CDO of CDO

CMBS

Other

$13.5 Bn
62 transactions

$1.9 Bn
11 transactions

$14.7 Bn
22 transactions

$3.9 Bn
14 transactions

$2.6 Bn
29 transactions

* CDOs of ABS with >50% RMBS collateral

$2.6 Bn
5 transactions

CDO Underwriting Methodology

Look at three key elements: manager, portfolio and structure

Manager

Due diligence site visits

Look at experience, track record, loss experience, bench strength

SCA works with managers we believe are in “top quartile”

Portfolio

Security-level

Discuss specific assets with collateral manager where concerns arise

Test portfolio through top-down quantitative modeling

Structure

Review and negotiate structure against market benchmarks and SCA requirements

Test structure through quantitative modeling

Key Risks in ABS CDOs

Unexpected high loss rates on collateral pools

Lack of robust ABS default histories (very few have defaulted)

2006 vintage subprime RMBS - potential for elevated loss rates

Embedded mezzanine ABS CDO tranches

Interest rate, default timing and structural risks

Underwriting ABS CDOs

Risk Mitigation

Attach at super-senior AAA levels (usually 2-3x AAA minimum)

To counter the lack of ABS default history we use multiple models a top-down CDO cash flow model which is similar to our approach to analyzing
CLOs

an ABS ratings migration model

the S&P CDO Evaluator model with notching of ratings

Intex modeling of lower rated portions of the collateral

Resulting break-evens are multiples of worst historical defaults

Participate only in high-grade ABS CDO’s

limits on subprime exposure

limits on CDO exposure, biased towards AAA and AA tranches

Collateral level review with involvement of SCA’s credit officers

Stress Analysis of ABS CDOs

Selected underwriting metrics

On average, every single asset in a high-grade ABS CDO could be downgraded 3 to 4 ratings notches without affecting the CDO triple-A rating

Typically it would take 2 to 4  times the worst historical Moody’s corporate default rates to cause $1 of claim on our ABS CDOs

Under one scenario we have modeled, pool losses on subprime RMBS in our ABS CDOs could reach 10% and we would still have multiples of the AAA level of subordination in our CDOs

Intex is used to analyze RMBS collateral and default rates are stressed at up to 4 times historical loss rates. Our CDOs can withstand this stress and would still retain AAA ratings

Underwriting CLOs

CLO Credit Risks

Elevated credit losses from collateral pool

Poor selection of assets by manager and weak workout skills

Shifting market standards, e.g. covenant-lite loans

Interest rate fluctuations, default timing and currency risks

Structural flaws fail to capture cash flow when needed

Risk Mitigation

Insure only AAA rated senior tranches with ample subordination

Focus on senior secured loan collateral

Select best of class managers

Avoid managers who are heavy buyers of covenant-lite loans

Use both stress scenario and simulation models to analyze deals

To pass, CLO’s typically must withstand default rates of 50-60%

Discussion of CDO Triggers

Value of OC Triggers

A deteriorating mortgage bond still produces some cash flow for some period of time

Because of over collateralization (“OC”) triggers, CDO structures will trap cash and pay it to the senior notes if there is material deterioration

This applies to underlying CDOs in the CDO bucket as well as the main
CDO

We require tight OC triggers (1 to 2 defaulting assets will trip)

It can take a long time for principal losses to work their way through the underlying subordination in the CDO

Meantime the CDO structures will be de-levering - but through trapped cash and NOT forced sales of assets

For all of the above reasons, CDOs can sustain higher losses than the subordination levels might suggest

How OC Triggers Work

This is a real life example of a
CDO squared transaction closed
in 2000

Backed by triple-B rated tranches
of CBOs of 1998,1999 and 2000
vintage

This chart shows the Class A OC
ratio over the life of the deal

From Dec 02 to Jul 05, the period
in which the trigger was tripped,
40% of the Class A notes were
paid down

9.9% of the paydown of Class A
notes came from excess spread
that had been trapped

During that same period, the
average collateral rating went from
Baa2 to Ba3

The senior class was downgraded
from AAA/Aaa to A/Aa2 and
subsequently upgraded to Aaa/Aa
positive

Class A O/C Ratio

110%

130%

150%

170%

190%

210%

230%

Class A O/C Ratio

Trigger

Surveillance

RMBS Surveillance and Remediation

Performance of every transaction is tracked on a monthly basis.  We get information  from trustees, servicers and third party databases such as ABSNet, Intex and LPS

Tracking sheets are set up to enable trend analysis and deal comparisons and to monitor performance metrics and trends

We proactively track delinquencies, cumulative losses, OC levels, excess spread and pool factors

Quant group reforecasts and models deals if we have performance concerns

We conduct comprehensive annual reviews including servicing
reviews and visits.  More frequently, if we have concerns

Early intervention if performance is below expectations

Review and enforce legal rights and remedies

Meet with issuer/servicer

Consider actions such as getting seller to buy back defaulted loans, enforcing indemnification rights, bringing in special servicing or transferring servicing

RMBS Credit Quality

RMBS portfolio has a weighted average credit rating of A+

Our subprime RMBS portfolio has a weighted average credit rating of AA+

No SCA-guaranteed RMBS deals have been downgraded or had their ratings outlook changed

We have seen delinquencies above expectations in some cases but losses continue to remain within our base case expectations

SCA has only one RMBS deal on its watch list from reinsurance operations

It is a small, 1999 vintage deal with only $2.2 million outstanding

All of our subprime deals have sufficient credit enhancement to withstand
20%+ cumulative losses

SCA Largest RMBS Servicer Exposure

Largest servicer exposure is to Countrywide (rated A/A3)

SCA Countrywide exposure has a weighted average credit rating in range of
A/A-

SCA total Countrywide net exposure is $3.4 billion consisting of:

$0.2 Bn ‘AAA’ rated sub-prime

$0.5 Bn ‘AAA’ rated Alt-A transactions

$0.8 Bn ‘BBB’ rated prime second lien and

$1.9 Bn ‘BBB’ rated prime HELOCs

The three subprime deals average over 60% current credit enhancement

The Alt-A deals and prime second lien transaction are performing as expected

One of the prime HELOC deals has experienced an increase in
delinquencies above expectations but losses are still within expectations

The prime HELOC deals are designed to withstand losses generally in excess of 2x our conservative base case loss assumption

CDO Surveillance Process

Deals tracked at least monthly based on information received from trustee and manager

Tracking sheets set up for each deal to enable trend analysis and deal comparisons

Monitor collateral quality tests, over collateralization (“OC”) triggers, trading activity

OC calculations include rating-based haircuts

CDO is structured with de-levering mechanisms to protect SCA should an
OC trigger be breached

Frequent deal performance discussions and visits with managers

Quant Group will rerun cash flows using in-house models, CDO manager input and Intex data

ABS CDOs

All attachment points are super AAA

High Grade ABS CDOs represent 97.8% of our ABS CDO exposure.
Mezzanine ABS CDOs account for the remaining 2.2% and are well seasoned (pre-2005)

None of SCA’s ABS CDOs have been downgraded or had their
ratings outlook changed

Recent rating actions by S&P, Moody’s and Fitch directly affected 52 out of 3305 unique securities in SCA’s ABS CDO collateral pools

No ABS CDOs on our watch list

CDOs of CDOs

Most attachment points are super senior AAA with exception of one deal split rated Aaa/AA

Average current subordination of 30.9% vs. original subordination of
26.7% due to sequential pay features

CLOs represent the highest average concentration of assets at
56.6%

Limited average exposure of 12.2% to mezz ABS CDOs relative to subordination levels of 30.9%

We expect a number of older pre-2004 deals to fully amortize within the next year

CLO Exposure

None of SCA’s CLOs have been downgraded or had their ratings outlook changed

94% of CLO exposure is rated triple-A; two deals have been rated double-A since deal inception

Over 93% of underlying collateral is invested in senior secured loans

Limited exposure to second lien and covenant-lite collateral

No signs of managers relaxing credit standards to maintain spread

CDS Mark-to-Market

SCA Derivative Net Par Outstanding
(as of June 30, 2007)

SCA Net Par Outstanding ($BN)

SCA CDS Net Par Outstanding ($BN)

IR Swaps, 7.0

Total Net Par Outstanding: 42.1

CDS, 35.1

Total Net Par Outstanding: 35.1

ABS CDOs, 14.3

CLOs, 11.5

CDOs of CDOs, 1.5

CMBS CDOs, 2.6

Other, 1.3

IG Corp Synthetic

CDOs, 3.9

CDS Accounting

Increasingly preferred form of
credit enhancement by credit
market participants

Key attributes of CDS written by
SCA:

Primarily triple-A or super senior
tranches

SCA does not post collateral

Minimal liquidity risk

Periodic fair value (MTM) of
CDS portfolio required per
GAAP

Although recognized in income, all
fair value is unrealized

MTM represents the value of the CDS
deals at current prices – the opportunity
cost

$31.2Bn of CDS priced using published and
relevant credit spread curves

$3.9Bn priced using active broker quotes

2Q unrealized loss does not represent
an impairment, claim, credit deterioration
or incurred loss

SCA has ability and intent to hold CDS
to maturity

Unrealized loss will accrete to zero as deal
approaches maturity

Valuation similar to fixed income bond
securities

Fair Value of CDS

Unrealized loss is a temporary opportunity
cost, not permanent impairment

SCA CDS Execution

Fair value accounting can result in
earnings volatility

CDS Mark-to-Market Example

100,000,000

$

Par

0.10%

Trade price (bps)

5.00%

Discount rate

7 yrs

Estimated life

1

2

3

4

5

6

7

2008

2009

2010

2011

2012

2013

2014

Total

NPVFIP

Premium

95.2

$

90.7

$

86.4

$

82.3

$

78.4

$

74.6

$

71.1

$

578.6

$

100,000,000

$

Par

0.15%

Market price (bps)

Difference in NPVFIP

(289.3)

$

5.00%

Discount rate

7 yrs

Estimated life

1

2

3

2008

2009

2010

2011

2012

2013

2014

Total

NPVFIP

Premium

142.9

$

136.1

$

129.6

$

123.4

$

117.5

$

111.9

$

106.6

$

868.0

$

Example assumes identical
CDS were written at different
points during 2007

Difference in premium represents the opportunity cost of writing the original
CDS during a period of low spreads

This is the same
basic idea as MTM

Q1
2007

Q2
2007

Amounts in
$000’s

Amounts in
$000’s

CDS Mark-to-Market Example (continued)

100,000,000

$

Par

0.10%

Trade price (bps)

0.15%

Market price (bps)

5.00%

Discount rate

7 yrs

Estimated life

1

2

3

4

5

6

7

Year

2008

2009

2010

2011

2012

2013

2014

Total MTM

(B/S)

in MTM

(I/S)

2007

(47.6)

$

(45.4)

$

(43.2)

$

(41.1)

$

(39.2)

$

(37.3)

$

(35.5)

$

(289.3)

$

(289.3)

$

2008

(47.6)

$

(45.4)

$

(43.2)

$

(41.1)

$

(39.2)

$

(37.3)

$

(253.8)

$

35.5

$

2009

(47.6)

$

(45.4)

$

(43.2)

$

(41.1)

$

(39.2)

$

(216.5)

$

37.3

$

2010

(47.6)

$

(45.4)

$

(43.2)

$

(41.1)

$

(177.3)

$

39.2

$

2011

(47.6)

$

(45.4)

$

(43.2)

$

(136.2)

$

41.1

$

2012

(47.6)

$

(45.4)

$

(93.0)

$

43.2

$

2013

(47.6)

$

(47.6)

$

45.4

$

2014

-

$

47.6

$

-

$

Note the 2007 MTM balance and how, holding other variables constant, the MTM is gradually reversed through income as the CDS matures

Amounts in
$000’s

Example assumes original CDS written
in Q1 2007 marked at Q2 2007

Composition of Q2 2007 MTM Unrealized Loss

Total MTM Gain/(Loss) by Derivative Type ($BN)

CDS MTM Gain/(Loss) by Underlying Asset Type ($BN)

IR Swaps. 2.2

Total MTM Loss: (22.2)

CDS. (24.4)

IG Corp Synthetic

CDOs. (2.5)

CMBS CDOs. (0.6)

CDOs of CDOs. (5.1)

Other. (2.4)

CLOs. (0.5)

ABS CDOs. (13.3)

Total MTM CDS Loss: (24.4)

Impact of Unrealized CDS Mark-to-Market

Periodic value change
impacts net income

Derivative liability on
balance sheet

No impact on liquidity

Unrealized loss will
accrete to zero

Not a factor that
influences Rating
Agency capital
adequacy

Not viewed as
significant by Rating
Agencies in respect
to ratings or outlook

Impacts book value

Equity analysts consider
unrealized CDS MTM as
irrelevant

Change in market value
only and not an
impairment

Removed from operating
and core earnings
evaluation

GAAP Financials

Capital/Ratings

Valuation

Wrap Up and Questions